UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut     06410

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 15, 2006, Alexion Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (“Morgan Stanley”), as representatives of the underwriters named therein (collectively, the “Underwriters”), relating to the sale of 3 million shares of the Company’s common stock, $0.0001 par value per share, at an offering price to the public of $43.00 per share. The Company also granted the Underwriters an option to purchase up to an additional 450,000 shares of common stock to cover over-allotments, if any.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-128085) previously filed with the Securities and Exchange Commission. On November 16, 2006, the Company filed with the Securities and Exchange Commission a prospectus supplement, dated November 15, 2006, relating to the issuance and sale of the shares.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 8.01 Other Events.

On November 14, 2006, the Company issued a press release announcing its intention to publicly offer shares of its common stock pursuant to an effective shelf registration statement in an underwritten public offering. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On November 15, 2006, the Company also issued a press release announcing the pricing terms of the public offering that the Company announced on November 14, 2006. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement dated as of November 15, 2006.

5.1	Opinion of Ropes & Gray LLP.

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on November 14, 2006.

99.2	Press Release issued by Alexion Pharmaceuticals, Inc. on November 15, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: November 16, 2006	By:	/s/ Thomas I. H. Dubin
Name: Thomas I. H. Dubin
Title: Senior Vice President and General Counsel

Index to Exhibits

1.1	Underwriting Agreement dated as of November 15, 2006.

5.1	Opinion of Ropes & Gray LLP.

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on November 14, 2006.

99.2	Press Release issued by Alexion Pharmaceuticals, Inc. on November 15, 2006.